SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 17, 2003

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey

(State or other jurisdiction of incorporation)

1-6571

(Commission File Number)

22-1918501

(IRS Employer
Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033

(Address of principal executive offices, including Zip Code)

(908) 298-4000

(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with the 8-K:

99.1 Press Release issued by Schering-Plough Corporation dated January 21, 2003 titled "Schering- Plough Announces Doliveux Resignation"

Item 9. Regulation FD Disclosure.

Moody's Rating Action

On January 17, 2003, Moody's Investors Service announced its downgrade of its rating for Schering-Plough Corporation long-term senior debt securities under its shelf registration to (P)A1 from (P)Aa2, stated that the rating outlook is stable and confirmed its rating for Schering-Plough short term debt securities of Prime -1.

Resignation of Roch Doliveux as President of Schering-Plough International

Schering-Plough Corporation January 21, 2003 issued a press release titled "Schering-Plough Announces Doliveux Resignation" stating that Roch F. Doliveux will be resigning his position as president of Schering-Plough International, effective January 31, 2003, to explore new business opportunities that may allow him to be closer to his family. The press release is attached to this 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/ Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: January 21, 2003

Exhibit Index

The following exhibits are filed with this 8-K:

99.1 Press Release dated January 21, 2003 titled "Schering-Plough Announces Doliveux Resignation"